                                                                    EXHIBIT 99.2

                            UNITED NATIONAL BANCORP

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             YOUR VOTE IS IMPORTANT

               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                    PROMPTLY USING THE ENCLOSED ENVELOPE TO:

                            UNITED NATIONAL BANCORP
                               1130 ROUTE 22 EAST
                       BRIDGEWATER, NEW JERSEY 08807-0010
                        ATTENTION: SHAREHOLDER RELATIONS

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                              FOLD AND DETACH HERE

                            UNITED NATIONAL BANCORP
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                      FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD [DAY], [DATE]

     The undersigned hereby appoints [Joanne F. Herb], [Charles E. Nunn] and [A. Richard Abrahamian], and each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of the Common Stock of the undersigned in United National Bancorp at the Special Meeting of Shareholders to be held on [MONTH] [DAY], 2003, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares, and the undersigned instructs said proxies to vote at the Special Meeting in accordance with the instructions below.

     The Board of Directors recommends voting FOR each item.

1. MERGER AGREEMENT: To approve and adopt the Agreement and Plan of Merger, dated as of August 21, 2003, by and among The PNC Financial Services Group, Inc., United National Bancorp and PNC Bancorp Inc., and the merger contemplated thereby. The merger agreement is described in, and annexed as Annex A to, the accompanying Proxy Statement/Prospectus.

[ ]        [ ]          [ ]
FOR      AGAINST      ABSTAIN

2. OTHER MATTERS: Such other matters as may properly come before the Special Meeting and at any adjournments of the Special Meeting, including whether to adjourn the Special Meeting.

[ ]        [ ]          [ ]
FOR      AGAINST      ABSTAIN

                  (Continued and to be signed on the reverse)

                            UNITED NATIONAL BANCORP
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             YOUR VOTE IS IMPORTANT
               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                    PROMPTLY USING THE ENCLOSED ENVELOPE TO:

                            UNITED NATIONAL BANCORP
                               1130 ROUTE 22 EAST
                       BRIDGEWATER, NEW JERSEY 08807-0010
                       ATTENTION:  SHAREHOLDER RELATIONS

 -------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

     Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement/ Prospectus is hereby acknowledged. This proxy will be voted as specified herein. IN THE ABSENCE OF SUCH SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

     Please date, sign exactly as printed below and return promptly in the enclosed postage-paid envelope.

Dated:           , 2003.

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Signature

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Signature

(When signing as attorney, executor, administrator, trustee, guardian, etc., give title as such. If a joint account, each joint owner should sign personally.)

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